UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 3, 2016

Date of Report (date of earliest event reported)

PCTEL, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27115	77-0364943
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

471 Brighton Drive

Bloomingdale, Illinois 60108

(Address of Principal Executive Offices, including Zip Code)

(630) 372-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Officer Base Salaries

On March 3, 2016, the Board of Directors (the “Board”) of PCTEL, Inc. (the “Company” or “PCTEL”), upon the recommendation of the Compensation Committee of the Board, approved the base salary of the Chief Executive Officer of the Company. In addition, on March 3, 2016, the Compensation Committee approved the base salaries of the other named executive officers of the Company. The Compensation Committee based its compensation decisions and recommendation on the assessment of the performance, experience and responsibilities of each named executive officer, the Company’s performance, and recommendations provided by the Committee’s independent compensation consultant.

Officer Name	Title	Base Salary Effective April 1, 2016
Martin H. Singer	Chairman of the Board & Chief Executive Officer	$445,500
John W. Schoen	Senior Vice President & Chief Financial Officer	$261,000
Rishi Bharadwaj	Vice President & General Manager—Connected Solutions	$227,700
Jeffrey A. Miller[1]	Senior Vice President, Global Sales—RF Solutions	$230,000
David A. Neumann	Senior Vice President & General Manager—RF Solutions	$238,500

1 Effective January 1, 2016, Mr. Miller will participate in a Sales Compensation Plan (“SCP”) under which he will earn commission based upon the aggregate sales of the entire RF Solutions segment. Under his SCP, his commission will be determined on a sliding scale between 0% of quota ($0 commission) and 200% of quota ($312,500 commission). If Mr. Miller achieves his quota set forth in his SCP, his commission will be $125,000. As a result of his participation in the SCP, Mr. Miller’s base salary was reduced from 2015 and he will not participate in the 2016 STIP (as defined below).

Adoption of 2016 Short Term Incentive Plan

On March 3, 2016, the Board, upon the recommendation of the Compensation Committee, adopted and approved the Company’s Short Term Incentive Plan for 2016 (the “2016 STIP”). The 2016 STIP is designed to provide compensation incentives for the Chief Executive Officer, the other named executive officers and certain other employees of PCTEL based on the achievement of specifically-identified, short-term corporate and business segment goals for 2016.

The material terms of the 2016 STIP include the following:

•	Incentives to be paid to executive officers and key managers participating in the 2016 STIP will be paid in the Company’s common shares and incentives to be paid to all other participants will be paid in cash.

•	The performance criteria under the 2016 STIP are comprised 100% of corporate-level goals for Mr. Singer and Mr. Schoen. Achievement of the non-GAAP earnings goal will be weighted 80% as compared to 20% for achievement of the revenue growth goal for Mr. Singer and Mr. Schoen.

•	For Mr. Bharadwaj and Mr. Neumann, performance criteria under the 2016 STIP are comprised of both corporate and business segment goals. Achievement of each such named executive officer’s respective business segment goals will be weighted 70% and achievement of corporate goals will be weighted 30%. Achievement of the non-GAAP operating profit goal for the applicable business segment will be weighted 80% as compared to 20% for achievement of the applicable business segment’s revenue growth goal.

•	Achievement of the non-GAAP earnings per share and revenue goals at the corporate level and at the business segment level is determined on a sliding scale between 0% and 100%. Scores for goals are aggregated on a weighted basis in determining the amount of a particular award. Non-GAAP earnings per share differs from GAAP earnings by the exclusion of stock-based compensation expense, amortization of intangible assets, restructuring charges, impairment charges, gain/loss on the sale of product lines, non-cash income tax expense and non-cash other income. The difference between non-GAAP earnings per share at the corporate level and non-GAAP operating profit at the business segment level is corporate expenses, other income and expenses, and income taxes.

•	For the corporate goals, revenue growth is calculated from 0% to 6% over 2015 revenue, where 0% growth corresponds to 0% achievement and 6% growth corresponds to 100% achievement. Non-GAAP earnings per share growth is calculated from 0% to 327% over 2015, where 0% growth corresponds to 0% achievement and 327% growth corresponds to 100% achievement.

•	The Connected Solutions segment’s revenue growth is calculated from 0% to 0.6% over 2015 revenue, where 0% growth corresponds to 0% achievement and 0.6% growth corresponds to 100% achievement. Non-GAAP earnings per share growth is calculated from 0% to 74.6% over 2015, where 0% growth corresponds to 0% achievement and 74.6% growth corresponds to 100% achievement.

•	The RF Solutions segment’s revenue growth is calculated from 0% to 10.6% over 2015 revenue, where 0% growth corresponds to 0% achievement and 10.6% growth corresponds to 100% achievement. Non-GAAP earnings per share growth is calculated from 0% to 105% over 2015, where 0% growth corresponds to 0% achievement and 105% growth corresponds to 100% achievement.

•	Each participant in the 2016 STIP is eligible to be awarded a maximum incentive expressed as a percentage of that participant’s annual salary. This percentage is generally higher for the named executive officers and certain key employees of the Company.

•	It is expected that the determination of achievement under the 2016 STIP will be made by the Compensation Committee during the first quarter of 2017.

Additional information relating to the terms of the 2016 STIP applicable to the Chief Executive Officer and other named executive officers of the Company is summarized in the following table:

Name and Title	Maximum Incentive As a Percentage of 2016 Annual Salary
Martin H. Singer	130%
Chairman of the Board and Chief Executive Officer
John W. Schoen	100%
Senior Vice President & Chief Financial Officer
Rishi Bharadwaj	100%
Vice President & General Manager—Connected Solutions
David A. Neumann	100%
Senior Vice President & General Manager—RF Solutions

The Stock Plan permits the incentive awards paid under the 2016 STIP to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code.

Adoption of 2016 Long-Term Incentive Plan

On March 3, 2016, the Board, upon the recommendation of the Compensation Committee, also approved the grant of long-term incentives under the Company’s Stock Plan. The Long-Term Incentive Plan for 2016 (“2016 LTIP”) is service-based. The incentives awarded under the 2016 LTIP will vest in equal annual increments over a four-year period. Each named executive officer must be an employee of the Company on the respective vesting dates in order to receive the vested portion of the incentive.

Name and Title	Aggregate Number of Shares Awarded
Martin H. Singer[2]	0
Chairman of the Board & Chief Executive Officer
John W. Schoen	20,000
Senior Vice President & Chief Financial Officer
Rishi Bharadwaj	30,000
Vice President & General Manager—Connected Solutions
Jeffrey A. Miller	20,000
Senior Vice President, Global Sales—RF Solutions
David A. Neumann	30,000
Senior Vice President & General Manager—RF Solutions

2 Mr. Singer received a separate equity grant as described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 15, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2016

PCTEL, INC.

By:	/s/ John W. Schoen
John W. Schoen, Chief Financial Officer